                                                                    Exhibit 99.3

                        ALBANY MOLECULAR RESEARCH, INC.

                    UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL INFORMATION

                             BASIS OF PRESENTATION

The following unaudited pro forma condensed combined financial statements give effect to the equity investment in Organichem Corporation ("Organichem") and convertible subordinated debenture issued to Organichem (collectively referred to as "Transactions") by Albany Molecular Research, Inc. ("AMRI").

The September 30, 1999 unaudited pro forma condensed combined balance sheet gives effect to the Transactions by Albany Molecular Research, Inc., which were consummated on December 21, 1999. The unaudited pro forma condensed combined balance sheet gives effect to the Transactions as if they had occurred on September 30, 1999. The unaudited pro forma condensed combined statements of income give effect to the Transactions as if they had occurred on January 1, 1998.

The unaudited pro forma condensed combined financial information includes the historical consolidated financial statements of AMRI, and the respective pro forma adjustments based on available information and management's assumptions to reflect the Transactions. The historical AMRI condensed consolidated financial statements have not been restated for the effects of AMRI's October, 1999 merger with EnzyMed, Inc., which has been accounted for as a pooling-of-interests. The pro forma financial information does not purport to represent what AMRI's financial position or results of operations would actually have been had the Transactions occurred on these dates and are not necessarily indicative of AMRI's financial position or results of operations for any future period. The unaudited pro forma condensed combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere herein.

                ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY

             Unaudited Pro Forma Condensed Combined Balance Sheet
                              September 30, 1999
                                (in thousands)

                                                                                      Pro Forma                    Pro Forma
                                                                    AMRI             Adjustments                    Combined
                                                                ----------------------------------------------------------------
                        ASSETS
Current assets:
   Cash and cash equivalents                                       $13,964              $ (2,632) (b)                $11,332
   Accounts receivable, net                                          4,695                    --                       4,695
   Royalty income receivable                                         5,788                    --                       5,788
   Investment securities, available-for-sale                        35,733               (27,500) (b)                  8,233
   Inventory                                                         1,082                    --                       1,082
   Unbilled services                                                    37                    --                          37
   Prepaid expenses and current assets                                 889                    --                         889
                                                                ------------------------------------------------------------
      Total current assets                                          62,188               (30,132)                     32,056

Property and equipment, net                                         14,890                    --                      14,890

Other assets:
   Equity investment in unconsolidated affiliate                        --                15,132  (a)                 15,132
   Subordinated debenture bond from affiliate                           --                15,000  (a)                 15,000
   Other assets                                                      1,415                    --                       1,415
                                                                ------------------------------------------------------------
      Total other assets                                             1,415                30,132                      31,547
                                                                ------------------------------------------------------------
      Total assets                                                 $78,493              $     --                     $78,493
                                                                ============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                           $ 2,242              $     --                     $ 2,242
   Unearned income                                                   1,539                    --                       1,539
   Other current liabilities                                           346                    --                         346
                                                                ------------------------------------------------------------
      Total current liabilities                                       ,127                    --                       4,127

Long-term liabilities:
   Deferred income taxes                                             1,318                    --                       1,318
                                                                ------------------------------------------------------------
      Total liabilities                                               ,445                    --                       5,445

Stockholders' equity:
   Common stock                                                        136                    --                         136
   Additional paid-in capital                                       46,616                    --                      46,616
   Retained earnings                                                26,309                    --                      26,309
   Accumulated other comprehensive loss                                (14)                   --                         (14)
                                                                ------------------------------------------------------------
      Total stockholders' equity                                     3,048                    --                      73,048
                                                                ------------------------------------------------------------
      Total liabilities and stockholders' equity                   $78,493              $     --                     $78,493
                                                                ============================================================

   The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY

          Unaudited Pro Forma Condensed Combined Statement of Income
                   (in thousands, except for per share data)

                                                                    For the Nine Months Ended September 30, 1999
                                                                ----------------------------------------------------
                                                                                  Pro Forma              Pro Forma
                                                                   AMRI           Adjustments             Combined
                                                                ----------------------------------------------------
Net contract revenue                                             $14,821          $    --                   $14,821
Cost of contract revenue                                           8,373               --                     8,373
                                                                ---------------------------------------------------
  Gross profit from contract revenue                               6,448               --                     6,448
                                                                ---------------------------------------------------

Licensing fees, milestones and royalties, net                     14,304               --                    14,304

Operating expenses:
  Research and development                                           401               --                       401
  Selling, general and administrative                              4,071               --                     4,071
                                                                ---------------------------------------------------
     Total operating expenses                                      4,472               --                     4,472
                                                                ---------------------------------------------------

Income from operations                                            16,280               --                    16,280

Other income (expense):
  Equity in earnings of unconsolidated affiliate                      --              162 (a)                   387
                                                                                      225 (c)
  Other income (expense), net                                      1,281              734 (b)                   827
                                                                                   (1,188)(e)
                                                                ---------------------------------------------------
     Total other income (expense)                                  1,281              (67)                    1,214
                                                                ---------------------------------------------------

Income before income taxes                                        17,561              (67)                   17,494
Income taxes                                                       6,580             (170)(d)                 6,410
                                                                ---------------------------------------------------
Net income                                                       $10,981              103                   $11,084
                                                                ===================================================
Net income per share:
  Basic                                                          $  0.87                                    $  0.88
  Diluted                                                        $  0.79                                    $  0.80

Weighted average number of shares:
  Basic                                                           12,570                                     12,570
  Diluted                                                         13,889                                     13,889

   The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY

          Unaudited Pro Forma Condensed Combined Statement of Income
                   (in thousands, except for per share data)

                                                                        For the Year Ended December 31, 1998
                                                                ------------------------------------------------------
                                                                                  Pro Forma                 Pro Forma
                                                                   AMRI           Adjustments                Combined
                                                                ------------------------------------------------------
Net contract revenue                                             $13,398          $     --                  $ 13,398
Cost of contract revenue                                           7,504                --                     7,504
                                                                ----------------------------------------------------
  Gross profit from contract revenue                               5,894                --
                                                                ----------------------------------------------------

Licensing fees, milestones and royalties, net                     17,823                --                    17,823

Operating expenses:
  Research and development                                           723                --                       723
  Selling, general and administrative                              4,490                --                     4,490
                                                                ----------------------------------------------------
     Total operating expenses                                      5,213                --                     5,213
                                                                ----------------------------------------------------

Income from operations                                            18,504                --                    18,504

Other income (expense):
  Equity in earnings of unconsolidated affiliate                      --             2,846 (a)                 3,157
                                                                                       311 (c)
  Other income (expense), net                                        (80)            1,018 (b)                  (895)
                                                                                    (1,833)(e)
                                                                ----------------------------------------------------
     Total other income (expense)                                    (80)            2,342                     2,262
                                                                ----------------------------------------------------

Income before income taxes                                        18,424             2,342                    20,766
Income taxes                                                       6,979              (306)(d)                 6,673
                                                                ----------------------------------------------------
Net income                                                       $11,445             2,648                    14,093
                                                                ====================================================

Net income per share:
  Basic                                                          $  1.07                                    $   1.32
  Diluted                                                        $  0.95                                    $   1.17

Weighted average number of shares:
  Basic                                                           10,683                                      10,683
  Diluted                                                         12,073                                      12,073

   The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY

                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS


1.   GENERAL

Albany Molecular Research, Inc. ("AMRI" or "Company") is an integrated contract chemistry organization that offers a broad range of chemistry research and development services to pharmaceutical and biotechnology companies involved in drug discovery and development. The Company offers services traditionally provided by chemistry divisions within pharmaceutical companies, including discovery (medicinal) chemistry, chemical development, analytical chemistry, and active ingredient bulk manufacturing. The Company's objective is to be the leading provider of comprehensive outsourced chemistry services to the pharmaceutical and biotechnology industries.

On December 21, 1999, AMRI completed a strategic investment in Organichem Corporation ("Organichem") to facilitate financing of a management buyout of the Nycomed Amersham, plc ("Nycomed") chemical manufacturing facility in Rensselaer, New York. Organichem was formed by the management team of the Nycomed chemical manufacturing operation in Rensselaer, New York, who remain with the new company as operating management. Under the terms of the Organichem management buyout agreement, current customers, of which Nycomed is the most significant, have agreed to multi-year contracts for manufacture and supply of pharmaceutical intermediates and active ingredients. The 223,000 square-foot facility located on 23 acres currently employs 174 persons.

In addition to the supply of bulk chemicals to current customers, Organichem will continue its manufacturing relationships with other pharmaceutical and life sciences companies, previously developed by this management team under the Nycomed name.

AMRI's financing in the new company includes a $15 million equity investment for a 37.5% interest in Organichem and $15 million in debentures, which are convertible into additional equity of Organichem. In addition to the conversion feature of the debentures, AMRI will have the option after three years to purchase the remaining Organichem shares. At the current ownership percentage, AMRI will use the equity method of accounting for its investment in Organichem.

2.   UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

     (a) Adjustment to record initial $15 million equity investment and issuance of $15 million convertible subordinated debenture to Organichem. AMRI incurred approximately $132,000 in direct costs attributable to the Organichem equity investment.

     (b) Funding of Organichem equity investment and convertible subordinated debenture was accomplished through the sale of $27.5 million of investment securities and the use of $2.5 million of operating cash. The investment securities utilized for the Organichem were originally purchased from proceeds of the Company's February 1999 initial public offering.

3.   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME ADJUSTMENTS

                                                         Nine Months Ended             Year Ended
                                                         September 30, 1999          December 31, 1998
                                                     -----------------------------------------------------
                                                                       debit  (credit)
                                                                       (in thousands)
(a)  Adjustment to equity earnings in
     unconsolidated affiliate for operating
     results for period, including amortization
     of goodwill of $281 for the nine-month
     period ended September 30, 1999 and $375
     for the year ended December 31, 1998.                    $   (162)               $  (2,846)

 (b) Interest income on $15 million convertible
     subordinated debenture.  Interest rate on
     obligation accrues at the three-month
     London Interbank Offered Rate (LIBOR) plus
     3.25%.  This rate averaged 8.52% for the
     nine-month period ended September 30, 1999
     and 8.86% for the year ended December 31,
     1998.                                                        (734)                  (1,018)

(c)  Adjustment to equity earnings in
     unconsolidated affiliate for elimination
     of 37.5% of interest expense on
     subordinated debenture instrument to AMRI
     on Organichem's books, net of tax effect.                    (225)                    (311)

(d)  Tax effect of interest income and expense
     at an estimated 37.5% corporate tax rate.
     Results from operations at Organichem
     are already tax-effected at an estimated
     37.5% corporate tax rate.                                    (170)                    (306)

(e) Adjustments to eliminate interest income during 1999 on investment balances used to fund the Transactions (5.25% investment rate assumed) and to reflect pro forma interest expense on the Company's credit facility at a rate of 6.11%, consistent with the average interest rate available on the facility. A 0.125% increase or decrease in LIBOR would have resulted in a $38 adjustment to interest expense for the year ended December 31, 1998.

     Reduced interest income                                     1,050                       --
     Additional interest expense                                   138                    1,833
                                                                 -----                    -----
          Net interest effect                                    1,188                    1,833

The audited results from the statement of operations for Organichem have been adjusted by additional interest expense, net of the related tax effect, payable on AMRI's $15 million convertible subordinated debenture. The additional interest expense to be recognized by Organichem, net of tax effect, was $599,000 for the nine-month period ended September 30, 1999, and $831,000 for the year ended December 31, 1998